LIQUIDITY AND GOING CONCERN	3 Months Ended
Mar. 31, 2026
Organization, Consolidation and Presentation of Financial Statements [Abstract]
LIQUIDITY AND GOING CONCERN

NOTE 3 – LIQUIDITY AND GOING CONCERN

The Company generated net losses of $245,958 and $270,344 during the three months ended March 31,2026 and 2025, respectively, and net cash (used) in operating activities of $(340,593) and $78,773, respectively. As of March 31, 2026, the Company’s current liabilities exceeded its current assets by $19,692,440 and had an accumulated deficit of $74,471,258. As of March 31, 2026, the Company had $53,371 of cash.

The Company will require additional funding during the next twelve months to finance the growth of its current operations and achieve its strategic objectives. These factors, as well as the uncertain conditions that the Company faces relative to capital raising activities, create substantial doubt as to the Company’s ability to continue as a going concern. The Company is seeking to raise additional capital principally through private placement offerings and is targeting strategic partners in an effort to finalize the development of its products and begin generating revenues. The ability of the Company to continue as a going concern is dependent upon the success of future capital offerings or alternative financing arrangements or expansion of its operations. The accompanying consolidated financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern. Management is actively pursuing additional sources of financing sufficient to generate enough cash flow to fund its operations for twelve months from the issuance date of these consolidated financial statements. However, management cannot make any assurances that such financing will be secured.